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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 5(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 11, 2002

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 774-1000

Item 5. Other Events

          In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Forms S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363), the registrant hereby files the following news release.
February 11, 2002	Contact:	Clif Webb
WILMINGTON, Del.		302-774-4005
r-clifton.webb@usa.dupont.com

DUPONT ALIGNS BUSINESSES BY MARKETS, TECHNOLOGIES;

FORMS TEXTILES & INTERIORS SUBSIDIARY

          WILMINGTON, Del., Feb. 11, 2002 -- Taking the next step in its transformation to a sustainable growth company, DuPont today announced the alignment of its businesses in five market- and technology-focused growth platforms and the creation of a Textiles and Interiors subsidiary.

          The growth platforms are: DuPont Electronic & Communication Technologies; DuPont Performance Materials; DuPont Coatings & Color Technologies; DuPont Safety & Protection; and DuPont Agriculture & Nutrition.

          "Consistent with our long-term strategy and direction, our growth platforms will be more tightly focused on markets and technologies. This will enable faster execution and improved capability for innovation and shareholder value creation," said DuPont Chairman and CEO Charles O. Holliday, Jr.

          The new wholly owned subsidiary, called DuPont Textiles & Interiors, will include the nylon fibers, polyester fibers and Lycra® brand fiber businesses, plus their intermediates and joint ventures. DuPont will consider a full range of options for DuPont Textiles & Interiors, including an Initial Public Offering (IPO), with the ultimate intent of separation by year-end 2003, market conditions permitting. The company has engaged Morgan Stanley to assist in the evaluation process.

          "A company can operate successfully for 200 years only by continually reinventing itself," Holliday said. "DuPont people in all of our businesses know this is key to a strong future. Each of the five growth platforms has the critical mass to pursue our strategies of integrated science, knowledge intensity and productivity improvement while capitalizing on strong market positions, quality products and powerful brands. At the same time, our new Textiles & Interiors subsidiary will have the scale, global reach and flexibility to be highly successful in an industry undergoing fundamental structural change."

          DuPont Textiles & Interiors will be the world's largest integrated fibers company with annual segment sales estimated at $6.5 billion. This represents about 23 percent of 2001 total DuPont Company segment sales, which includes transfers and the company's pro rata share of sales by equity affiliates. The subsidiary will be structured to grow shareholder value by aligning resources with market opportunity and establishing an industry-competitive cost structure.

          As the global leader in product categories representing 75 percent of its revenue, DuPont Textiles & Interiors will have significant cash and earnings growth potential based on growth in key branded platforms such as Lycra® brand fiber, Stainmaster® carpet and Antron® nylon carpet, significant cost reduction opportunities, a robust innovation pipeline and strong market channel access.

          DuPont Textiles & Interiors will be led by DuPont Executive Vice President and Chief Operating Officer Richard R. Goodmanson and an experienced team including Group Vice Presidents Steven R. McCracken and George F. MacCormack.

          "Our nylon, polyester and Lycra® businesses have played a very important role in DuPont for many decades," Holliday said. "They have served our company, our shareholders and our customers extremely well. Now, with rapidly changing industry dynamics and tough market realities, we believe the course we have chosen is necessary to allow them to succeed in the future."

          Concurrent with these actions, DuPont will offset all residual costs from the separation of the DuPont Textiles & Interiors subsidiary by aggressively reducing its cost structure for corporate and support services. This effort will be led by W. Donald Johnson, Group Vice President - Operations & Services.

          Each of the five growth platforms has strong capabilities, large market opportunities and leadership focus and accountability. A priority will be to leverage across the platforms as needed for market access and technology extension.

          The five growth platforms are:

--	DuPont Electronic & Communication Technologies. With about $2.7 billion in segment sales, this group is a world leader in electronic materials. It has the ability to capitalize on development of innovative technologies that improve the form and functionality of electronic components in a wide range of applications for the information and communications industries. The group comprises DuPont
Electronic Technologies; DuPont Displays Technologies; DuPont Imaging Technologies; and DuPont
Fluoroproducts, which includes fluoropolymers, fluorochemicals and fuel cells. These businesses will be led by Diane H. Gulyas, currently vice president & general manager - DuPont Advanced Fiber
Systems, who will become Group Vice President.

--	DuPont Performance Materials. With segment sales of about $4.7 billion, this group will focus on high-performance materials substitution in areas where DuPont has a unique advantage. It comprises
DuPont Engineering Polymers, including Zytel® nylon resins; DuPont Packaging & Industrial
Polymers; and DuPont's interests in the DuPont Dow Elastomers and DuPont Teijin Films joint ventures. Group Vice President Craig G. Naylor will lead these businesses.

--	DuPont Coatings & Color Technologies. With segment sales of about $4.9 billion, this group of businesses will extend the company's global industry leadership position in coatings and color through superior product development and productivity advances. It includes DuPont Performance Coatings and DuPont White Pigment and Mineral Products. Group Vice President Edward J. Donnelly will lead these businesses.

--	DuPont Safety & Protection. With segment sales of about $3.6 billion, this group of businesses is well-positioned to address high growth opportunities, capitalizing on the company's unsurpassed capability in safety, security and protection while integrating knowledge and products in solutions-based offerings. It includes DuPont Safety Resources; DuPont Advanced Fiber Systems; DuPont Nonwovens;
the DuPont Chemical Solutions Enterprise; and DuPont Surfaces. These businesses will be led by Group
Vice President Ellen J. Kullman.

--	DuPont Agriculture & Nutrition. With segment sales of about $4.3 billion, this business group will leverage DuPont strengths in crop protection chemicals, seeds, biotechnology, food ingredients and safety to provide solutions for growers and the global food industry. It comprises DuPont Crop
Protection; Pioneer Hi-Bred International Inc.; and DuPont Nutrition & Health, which includes DuPont
Protein Technologies and DuPont Qualicon, Inc. These businesses will be led by Group Vice President
Howard L. Minigh.

          The five growth platform leaders will report to John C. Hodgson, currently Group Vice President, who is appointed Executive Vice President. DuPont external financial reporting will be realigned to reflect the new management structure. Estimated sales data shown above are based on 2001 segment sales.

          During 2002, DuPont is celebrating its 200th year of scientific achievement and innovation - providing products and services that improve the lives of people everywhere. Based in Wilmington, Del., DuPont delivers science-based solutions for markets that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.

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2/11/02

Lycra® , Stainmaster® , Antron® and Zytel® are registered trademarks of E. I. du Pont de Nemours and Company.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ D. B. Smith
D. B. Smith
Assistant Controller

February 11, 2002